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                                                                 EXHIBIT 10.15


                               MICROSURGE, INC.

                      Amendment to 1992 Stock Option Plan
                      -----------------------------------

                                 May 23, 1996


Section 4 of the 1992 Stock Option Plan (the "1992 Plan") is amended to increase the aggregate number of shares which may be issued pursuant to the 1992 Plan from 1,417,718 shares to 1,567,718 shares (subject to adjustment as set forth in the 1992 Plan).